UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2009

MAP VI ACQUISITION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52525	43-2114547
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

401 Shippan Avenue
Stamford, CT 06902
Address of Principal Executive Offices
Zip Code

(203) 323-7300
Registrant’s Telephone Number, Including Area Code

With Copies to:
Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

25 Highland Boulevard
Dix Hills, New York, 11746
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           On August 31, 2009, the board of directors of Map VI Acquisition, Inc. (the “Company”) dismissed UHY LLP    (“UHY”) as its independent registered public accounting firm.

During the fiscal year ended December 31, 2006,  UHY’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  The Company has not yet filed its annual report for the fiscal year ended December 31, 2007 or any subsequent annual or quarterly reports.

During the fiscal year ended December 31, 2008 and December 31, 2007 and the subsequent interim period through August 31, 2009, (i) there were no disagreements between the Company and UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of UHY would have caused UHY to make reference to the matter in its reports on the Company's financial statements; and  (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On August 31, 2009, the Company provided UHY with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated August 31, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

(b)           On August 31, 2009, the Company engaged Jewett Schwartz Wolfe & Associates (“JSW”) as independent registered public accounting firm for the Company.  The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on August 31, 2009.

During the years ended December 31, 2008 and December 31, 2007 and the subsequent interim period through August 31, 2009, the Company did not consult with JSW regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

           Not applicable.

(b)   Pro forma financial information.

           Not applicable.

(c)   Shell company transactions.

           Not applicable.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from UHY LLP, dated August 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAP VI ACQUISITION, INC.

Date: August 31, 2009	By:	/s/ Michael Metter
Michael Metter, Chief Executive Officer